                                                                   EXHIBIT 10.42







                                 CPS FUNDING LLC

                      Floating Rate Variable Funding Notes

                        ---------------------------------

                                    INDENTURE

                           Dated as of January 9, 2003

                       -----------------------------------

                          BANK ONE TRUST COMPANY, N.A.
                                     Trustee

                                TABLE OF CONTENTS
                                                                        PAGE NO.

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE...........................3

         SECTION 1.1.  DEFINITIONS.............................................3

         SECTION 1.2.  [RESERVED].............................................11

         SECTION 1.3.  OTHER DEFINITIONAL PROVISIONS..........................11

ARTICLE II THE NOTES..........................................................12

         SECTION 2.1.  FORM...................................................12

         SECTION 2.2.  EXECUTION, AUTHENTICATION AND DELIVERY.................12

         SECTION 2.3.  [RESERVED].............................................13

         SECTION 2.4.  REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE....13

         SECTION 2.5.  RESTRICTIONS ON TRANSFER AND EXCHANGE..................14

         SECTION 2.6.  MUTILATED, DESTROYED, LOST OR STOLEN NOTES.............16

         SECTION 2.7.  PERSONS DEEMED OWNER...................................17

         SECTION 2.8.  PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST..17

         SECTION 2.9.  CANCELLATION...........................................18

         SECTION 2.10. RELEASE OF COLLATERAL..................................18

         SECTION 2.11. [RESERVED].............................................19

         SECTION 2.12. [RESERVED].............................................19

         SECTION 2.13. [RESERVED].............................................19

         SECTION 2.14. [RESERVED].............................................19

         SECTION 2.15. AMOUNT LIMITED; NOTE INCREASES.........................19

ARTICLE III COVENANTS ........................................................20

         SECTION 3.1.  PAYMENT OF PRINCIPAL AND INTEREST......................20

         SECTION 3.2.  MAINTENANCE OF OFFICE OR AGENCY........................20

         SECTION 3.3.  MONEY FOR PAYMENTS TO BE HELD IN TRUST.................20

         SECTION 3.4.  EXISTENCE..............................................22

         SECTION 3.5.  PROTECTION OF TRUST ESTATE.............................22

         SECTION 3.6.  OPINIONS AS TO TRUST ESTATE............................23

         SECTION 3.7.  PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES...24

         SECTION 3.8.  NEGATIVE COVENANTS.....................................24

         SECTION 3.9.  ANNUAL STATEMENT AS TO COMPLIANCE......................25

                                TABLE OF CONTENTS
                                                                        PAGE NO.

         SECTION 3.10. ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.....25

         SECTION 3.11. SUCCESSOR OR TRANSFEREE................................28

         SECTION 3.12. NO BORROWING...........................................28

         SECTION 3.13. SERVICER'S OBLIGATIONS.................................28

         SECTION 3.14. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES......28

         SECTION 3.15. CAPITAL EXPENDITURES...................................28

         SECTION 3.16. COMPLIANCE WITH LAWS...................................29

         SECTION 3.17. RESTRICTED PAYMENTS....................................29

         SECTION 3.18. NOTICE OF EVENTS OF DEFAULT AND AMORTIZATION EVENTS....29

         SECTION 3.19. FURTHER INSTRUMENTS AND ACTS...........................29

         SECTION 3.20. AMENDMENTS OF SALE AND SERVICING AGREEMENT.............29

         SECTION 3.21. INCOME TAX CHARACTERIZATION............................29

         SECTION 3.22. SEPARATE EXISTENCE OF THE ISSUER.......................30

         SECTION 3.23. AMENDMENT OF ISSUER'S ORGANIZATIONAL DOCUMENTS.........30

ARTICLE IV SATISFACTION AND DISCHARGE.........................................30

         SECTION 4.1.  SATISFACTION AND DISCHARGE OF INDENTURE................30

         SECTION 4.2.  APPLICATION OF TRUST MONEY.............................31

         SECTION 4.3.  REPAYMENT OF MONEYS HELD BY NOTE PAYING AGENT..........31

ARTICLE V REMEDIES............................................................31

         SECTION 5.1.  EVENTS OF DEFAULT......................................31

         SECTION 5.2.  RIGHTS UPON EVENT OF DEFAULT...........................33

         SECTION 5.3.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                       TRUSTEE................................................34

         SECTION 5.4.  REMEDIES...............................................37

         SECTION 5.5.  OPTIONAL PRESERVATION OF THE RECEIVABLES...............38

         SECTION 5.6.  PRIORITIES.............................................38

         SECTION 5.7.  LIMITATION OF SUITS....................................38

         SECTION 5.8.  UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL
                       AND INTEREST...........................................39

         SECTION 5.9.  RESTORATION OF RIGHTS AND REMEDIES.....................39

         SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE.........................39

                                TABLE OF CONTENTS
                                                                        PAGE NO.

         SECTION 5.11. DELAY OR OMISSION NOT A WAIVER.........................40

         SECTION 5.12. CONTROL BY NOTEHOLDERS.................................40

         SECTION 5.13. WAIVER OF PAST DEFAULTS................................40

         SECTION 5.14. UNDERTAKING FOR COSTS..................................41

         SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS.......................41

         SECTION 5.16. SUBROGATION............................................41

         SECTION 5.17. PREFERENCE CLAIMS......................................42

ARTICLE VI THE TRUSTEE........................................................43

         SECTION 6.1.  DUTIES OF TRUSTEE......................................43

         SECTION 6.2.  RIGHTS OF TRUSTEE......................................45

         SECTION 6.3.  INDIVIDUAL RIGHTS OF TRUSTEE...........................46

         SECTION 6.4.  TRUSTEE'S DISCLAIMER...................................46

         SECTION 6.5.  NOTICE OF DEFAULTS.....................................46

         SECTION 6.6.  REPORTS BY TRUSTEE TO HOLDERS..........................46

         SECTION 6.7.  COMPENSATION AND INDEMNITY.............................46

         SECTION 6.8.  REPLACEMENT OF TRUSTEE.................................47

         SECTION 6.9.  SUCCESSOR TRUSTEE BY MERGER............................49

         SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE..........49

         SECTION 6.11. ELIGIBILITY: DISQUALIFICATION..........................50

         SECTION 6.12. [RESERVED].............................................51

         SECTION 6.13. APPOINTMENT AND POWERS.................................51

         SECTION 6.14. PERFORMANCE OF DUTIES..................................51

         SECTION 6.15. LIMITATION ON LIABILITY................................51

         SECTION 6.16. [RESERVED].............................................52

         SECTION 6.17. SUCCESSOR TRUSTEE......................................52

         SECTION 6.18. [RESERVED].............................................53

         SECTION 6.19. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE..........53

         SECTION 6.20. WAIVER OF SETOFFS......................................54

         SECTION 6.21. CONTROL BY THE CONTROLLING PARTY.......................54

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS....................................54

         SECTION 7.1.  ISSUER TO FURNISH TO TRUSTEE NAMES AND ADDRESSES OF
                       NOTEHOLDERS............................................54

         SECTION 7.2.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                       NOTEHOLDERS............................................54

ARTICLE VIII COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE.................55

         SECTION 8.1.  COLLECTION OF MONEY....................................55

         SECTION 8.2.  RELEASE OF TRUST ESTATE................................55

ARTICLE IX SUPPLEMENTAL INDENTURES............................................56

         SECTION 9.1.  SUPPLEMENTAL INDENTURES WITH THE CONSENT OF THE
                       INSURER................................................56

         SECTION 9.2.  SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS....57

         SECTION 9.3.  EXECUTION OF SUPPLEMENTAL INDENTURES...................59

         SECTION 9.4.  EFFECT OF SUPPLEMENTAL INDENTURE.......................59

         SECTION 9.5.  [RESERVED].............................................59

         SECTION 9.6.  REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES..........59

ARTICLE X PREPAYMENT OF NOTES.................................................60

         SECTION 10.1. PREPAYMENT OF NOTES....................................60

         SECTION 10.2. NOTICE OF PREPAYMENT...................................60

         SECTION 10.3. DEPOSIT OF PREPAYMENT PRICE; RELEASE OF LIEN OF
                       INDENTURE..............................................60

         SECTION 10.4. PREPAYMENT UPON SECURITIZATION OF RECEIVABLES..........61

         SECTION 10.5. NOTES PREPAYABLE ON ANY DATE...........................61

ARTICLE XI MISCELLANEOUS......................................................61

         SECTION 11.1.  COMPLIANCE CERTIFICATES AND OPINIONS, ETC.............61

         SECTION 11.2.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE................63

         SECTION 11.3.  ACTS OF NOTEHOLDERS...................................64

         SECTION 11.4.  NOTICES, ETC., TO TRUSTEE, ISSUER AND RATING
                        AGENCIES..............................................65

         SECTION 11.5.  NOTICES TO NOTEHOLDERS; WAIVER........................66

         SECTION 11.6.  ALTERNATE PAYMENT AND NOTICE PROVISIONS...............67

         SECTION 11.7.  [RESERVED]............................................67

         SECTION 11.8.  EFFECT OF HEADINGS AND TABLE OF CONTENTS..............67

                                TABLE OF CONTENTS
                                                                        PAGE NO.

         SECTION 11.9.  SUCCESSORS AND ASSIGNS................................67

         SECTION 11.10. SEVERABILITY..........................................67

         SECTION 11.11. BENEFITS OF INDENTURE.................................67

         SECTION 11.12. LEGAL HOLIDAYS........................................68

         SECTION 11.13. GOVERNING LAW.........................................68

         SECTION 11.14. COUNTERPARTS..........................................68

         SECTION 11.15. RECORDING OF INDENTURE................................68

         SECTION 11.16. ISSUER OBLIGATION.....................................68

         SECTION 11.17. NO PETITION...........................................69

         SECTION 11.18. INSPECTION............................................69


Exhibits
Exhibit A      Form of Note

Exhibit B-1    Form of Transferee Certificate
Exhibit B-2    Form of Transferor Certificate

                  INDENTURE dated as of January 9, 2003 between CPS Funding LLC, a Delaware limited liability company (the "ISSUER"), and BANK ONE TRUST COMPANY, N.A., a national banking association, as trustee (the "TRUSTEE").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Floating Rate Variable Funding Notes (the "NOTES"):

                  To secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes, equally and ratably without preference, priority or distinction of any kind, and to secure compliance with this Indenture, the Issuer has agreed to pledge the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders and the Insurer (as defined below), as their respective interests may appear.

                  Financial Security Assurance Inc. (the "INSURER") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "NOTE POLICY"), pursuant to which the Insurer guarantees Scheduled Payments with respect to the Notes, as defined in the Note Policy.

                  As an inducement to the Insurer to issue and deliver the Note Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of January 9, 2003 (as amended from time to time, the "INSURANCE AGREEMENT") among the Insurer, the Issuer and Consumer Portfolio Services, Inc.

                  As an additional inducement to the Insurer to issue the Note Policy, and as security for the performance by the Issuer of the Insurer Secured Obligations (as defined below) and as security for the performance by the Issuer of the Trustee Secured Obligations (as defined below), the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Trustee on each Transfer Date, as Trustee for the benefit of the Holders of Notes and for the benefit of the Issuer Secured Parties all right, title and interest of the Issuer, whether now existing or hereafter arising, in and to the following;

                  (a) the Receivables listed in the Schedule of Receivables from time to time;

                  (b) all monies received under the Receivables on and after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables on and after the related Cutoff Date;

                  (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the related Contracts and any other interest of the Issuer in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the Non-Certificated States, other evidence of title issued by the applicable Departments of Motor Vehicles or similar authorities in such States with respect to such Financed Vehicles;

                  (d) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

                  (e) all proceeds from recourse against Dealers with respect to the Receivables;

                  (f) refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (g) the Receivable File related to each Receivable and all other documents that the Issuer keeps on file in accordance with its customary procedures relating to the Receivables, for Obligors of the Financed Vehicles;

                  (h) all amounts and property from time to time held in or credited to the Collection Account, the Note Distribution Account, the Principal Funding Account, or the Lockbox Account;

                  (i) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Issuer pursuant to a liquidation of such Receivable;

                  (j) the Sale and Servicing Agreement, including a direct right to cause the Seller or the Servicer to purchase Receivables from the Issuer pursuant to the Sale and Servicing Agreement under the circumstances specified therein; and

                  (k) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "COLLATERAL").

                  In addition, the Issuer shall cause the Note Policy to be issued for the benefit of the Noteholders.

                  The foregoing Grant is made in trust to the Trustee, for the benefit of the Holders of the Notes and the Issuer Secured Parties, as their interests may appear, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes, equally and ratably without preference, priority or distinction of any kind, and to secure compliance with this Indenture. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

                  SECTION 1.1 DEFINITIONS.

                  Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture and the definitions of such terms are equally applicable to both the singular and plural forms of such terms and to each gender.

                  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Insurance Agreement.

                  "ACT" has the meaning specified in SECTION 11.3(A).

                  "ACCOUNTING DATE" means, with respect to any Determination Date, any Payment Date or any Prepayment Date, the close of business on the day immediately preceding such Determination Date, Payment Date or Prepayment Date.

                  "AFFILIATE" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "AFFILIATE", the term "CONTROL" (including the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AMOUNT FINANCED" with respect to a Receivable shall have the meaning specified in the Sale and Servicing Agreement.

                  "ANNUAL PERCENTAGE RATE" or "APR" shall have the meaning specified in the Sale and Servicing Agreement.

                  "AUTHORIZED OFFICER" means, with respect to the Issuer and the Servicer, any officer or agent who is authorized to act for the Issuer or the Servicer, as applicable, in matters relating to the Issuer or the Servicer and who is identified on the list of Authorized Officers delivered by each of the Issuer and the Servicer to the Trustee and the Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "BANK ONE" means Bank One Trust Company, N.A., a national banking association and its successors.

                  "BASIC DOCUMENTS" means this Indenture, the Sale and Servicing Agreement, the Master Spread Account Agreement, the Spread Account Supplement, the Insurance Agreement, the Premium Letter, the Lockbox Agreement, the Note Purchase Agreement and other documents and certificates delivered in connection therewith.

                  "BENEFIT PLAN" shall mean an "EMPLOYEE BENEFIT PLAN", as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any "PLAN" as defined in Section 4975 of the Code.

                  "BUSINESS DAY" means (i) any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, Chicago, Illinois, or the State in which the Corporate Trust Office is located, the State in which the executive offices of the Servicer are located and the State in which the principal place of business of the Insurer is located shall be authorized or obligated by law, executive order, or governmental decree to be closed, and (ii) if the applicable Business Day relates to the determination of LIBOR, a day which is a day described in clause (i) above and which is also a day for trading by and between banks in the London interbank eurodollar market.

                  "CLEARING AGENCY" means an organization registered as a "CLEARING AGENCY" pursuant to Section 17A of the Exchange Act, or any successor provision thereto. The initial Clearing Agency shall be The Depository Trust Company.

                  "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "CLOSING DATE" means January 9, 2003.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "CONTROLLING PARTY" has the meaning specified in the Sale and Servicing Agreement.

                  "COLLATERAL" has the meaning specified in the Granting Clause of this Indenture.

                  "COMMISSION" means the United States Securities and Exchange Commission.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Agreement is located at Bank One Plaza, IL1-0481, Chicago, Illinois 60670, Attention: Structured Finance CPS Funding, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Insurer, the Servicer and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

                  "CPSRC" means CPS Receivables Corp., a California Corporation.

                  "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "DOLLAR" means lawful money of the United States.

                  "EVENT OF DEFAULT" has the meaning specified in SECTION 5.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; with respect to any limited liability company, the manager, and with respect to any partnership, any general partner thereof.

                  "FACILITY LIMIT" means $75,000,000.

                  "GRANT" means to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "HOLDER" or "NOTEHOLDER" means, with respect to a Note, the Person in whose name such Note is registered on the Note Register.

                  "INDEBTEDNESS" means, with respect to any Person at any time,
(a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

                  "INDENTURE" means this Indenture as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "INDEPENDENT" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

                  "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "INDEPENDENT" in this Indenture and that the signer is Independent within the meaning thereof.

                  "INITIAL NOTE INCREASE" means, the Note Increase (if any) that is funded on the Closing Date.

                  "INSURANCE AGREEMENT INDENTURE CROSS DEFAULT" has the meaning specified therefor in the Insurance Agreement.

                  "INSURED PAYMENT DATE" has the meaning specified in the Sale and Servicing Agreement.

                  "INSURER PREMIUM PERCENT" means 0.75%.

                  "INSURER SECURED OBLIGATIONS" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Insurer under this Indenture, the Insurance Agreement or any other Basic Document.

                  "ISSUER" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

                  "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

                  "ISSUER SECURED OBLIGATIONS" means the Insurer Secured Obligations and the Trustee Secured Obligations.

                  "ISSUER SECURED PARTIES" means each of the Trustee, in respect of the Trustee Secured Obligations, and the Insurer, in respect of the Insurer Secured Obligations.

                  "LIBOR" has the meaning set forth in the Sale and Servicing Agreement.

                  "LIBOR DETERMINATION DATE" has the meaning set forth in the Sale and Servicing Agreement.

                  "MAXIMUM NOTE INTEREST RATE" means, for each Interest Period 7.00%.

                  "NOTEHOLDER" means with respect to a Note, the Person in whose name such Note is registered on the Note Register.

                  "NOTE INCREASE" means each funding in respect of the outstanding principal amount of the Notes on any Transfer Date, including the funding, if any, on the Closing Date.

                  "NOTE INCREASE AMOUNT" means the principal amount of any Note Increase.

                  "NOTE INCREASE DATE" means the date (which shall be a Transfer
Date) on which a Note Increase is funded.

                  "NOTE INTEREST RATE" means for any Interest Period (a) during the Revolving Period, the lesser of (i) LIBOR plus 0.75% and (ii) the Maximum
Note Interest Rate and (b) during the Amortization Period, the lesser of (i) the greater of (x) the Two-Year Swap Rate plus 1.50% and (y) LIBOR plus 1.50% and
(ii) the Maximum Note Interest Rate.

                  "NOTE MAJORITY" has the meaning set forth in the Sale and Servicing Agreement.

                  "NOTE PAYING AGENT" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in SECTION 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "NOTE POLICY" means the Financial Guaranty Insurance Policy (No. 51382-N) issued by the Insurer with respect to the Notes, including any endorsements thereto.

                  "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in SECTION 2.4.

                  "NOTES" means the Floating Rate Variable Funding Notes, substantially in the forms of Note set forth in EXHIBIT A.

                  "OFFICER'S CERTIFICATE" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  "OPINION OF COUNSEL" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Trustee and to the Insurer, and which shall comply with any applicable requirements of SECTION 11.1, and shall be in form and substance satisfactory to the Trustee and the Insurer.

                  "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                           (i) Notes theretofore canceled by the Note Registrar
                  or delivered to the Note Registrar for cancellation;

                           (ii) Notes or portions thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to this Indenture, satisfactory to the Trustee); and

                           (iii) Notes in exchange for or in lieu of other Notes
                  which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED, HOWEVER, that Notes which have been paid with proceeds of the Note Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

                  "OUTSTANDING AMOUNT" means, with respect to any date of determination, the aggregate principal amount (including all Note Increase Amounts as of such date) of all Notes Outstanding at such date of determination.

                  "PAYMENT DATE" has the meaning specified in the Notes.

                  "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under SECTION 2.6 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "PREPAYMENT DATE" has the meaning specified in SECTION 10.1.

                  "PREPAYMENT PRICE" has the meaning specified in SECTION 10.1.

                  "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "QUALIFIED INSTITUTIONAL BUYER" means a qualified institutional buyer as specified in Rule 144A under the Securities Act.

                  "RATING AGENCY" means each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Notes; and if either Moody's or Standard & Poor's no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization selected by the Seller and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Insurer.

                  "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Insurer, the Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes, without giving effect to the existence of the Note Policy.

                  "RECORD DATE" means, with respect to a Payment Date, Insured Payment Date or Prepayment Date, the last day of the calendar month preceding the month in which such Payment Date, Insured Payment Date or Prepayment Date occurs.

                  "REQUIRED COLLATERAL RATIO" has the meaning specified in the Sale and Servicing Agreement.

                  "RESPONSIBLE OFFICER" means, in the case of the Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, vice-president, assistant vice-president or managing director, the secretary, and assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of January 9, 2003, among the Issuer, the Seller, the Servicer, the Backup Servicer and the Trustee as Standby Servicer and as Trustee, as the same may be amended or supplemented from time to time.

                  "SCHEDULED PAYMENTS" has the meaning specified in the Note Policy.

                  "SERVICING FEE PERCENTAGE" means 2.50%.

                  "STATE" means any one of the 50 states of the United States of America or the District of Columbia.

                  "TERMINATION DATE" means the latest of (i) the expiration of the Note Policy and the return of the Note Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received payment and performance of all Insurer Secured Obligations and (iii) the date on which the Trustee shall have received payment and performance of all Trustee Secured Obligations.

                  "TOTAL EXPENSE PERCENT" has the meaning specified in the Sale and Servicing Agreement.

                  "TRUST ESTATE" means (i) all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders and the Insurer (including all property and interests Granted to the Trustee), including all proceeds thereof and (ii) the right to receive payments pursuant to the Note Policy.

                  "TRUSTEE" means Bank One Trust Company, N.A. not in its individual capacity but as trustee under this Indenture, or any successor trustee under this
Indenture.

                  "TRUSTEE SECURED OBLIGATIONS" means all amounts and obligations which the Issuer may at any time owe to, or on behalf of, the Trustee for the benefit of the Noteholders under this Indenture or the Notes.

                  "TWO-YEAR SWAP RATE" means the two-year swap rate which appears on Telerate page 19901 determined by the Initial Note Purchaser at or about 11:00 a.m. New York City time (i) with respect to any Interest Period, on the Business Day immediately preceding such Interest Period and (ii) with respect to any other date of determination, on such date (or, if such date is not a Business Day, on the next succeeding Business Day); PROVIDED, HOWEVER, if the Two-Year Swap Rate does not appear on the Telerate Page 19901 on any such date of determination, the Two-Year Swap Rate shall be determined as follows:

                  With respect to a day on which the Two-Year Swap Rate does not appear on Telerate Page 19901, Two-Year Swap Rate will be determined at approximately 11:00 A.M., New York City time, on such day on the basis of (a) the arithmetic mean of the rates at which two-year interest rate swaps are offered by four (4) major banks in New York City that actively trade in such products selected by the Initial Note Purchaser and in a principal amount of not less than $75,000,000 that is representative for a single transaction in such market at such time.

                  "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                  SECTION 1.2. [RESERVED].

                  SECTION 1.3. OTHER DEFINITIONAL PROVISIONS. Unless the context otherwise requires:

                           (i) All references in this instrument to designated
                  "ARTICLES," "SECTIONS," "SUBSECTIONS" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed.

                           (ii) The words "HEREIN," "HEREOF," "HEREUNDER" and
                  other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

                           (iii) Accounting terms used but not defined or partly
                  defined in this Indenture, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under U.S. generally accepted accounting principles as in effect on the date of this Indenture or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Indenture or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under U.S. generally accepted accounting principles, the definitions contained in this Indenture or in any such instrument, certificate or other document shall control.

                           (iv) "OR" is not exclusive; and

                           (v) "INCLUDING" means including without limitation.

                           (vi) The definitions contained in this Indenture are
                  applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                           (vii) Any agreement, instrument or statute defined or
                  referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented in accordance with their respective terms and include (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

                                   ARTICLE II

                                    THE NOTES
                                    ---------

         SECTION 2.1. FORM.

                  (a) The Notes, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBIT A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note. It is anticipated that only one Note will be issued on the Closing Date which Note shall be subject to Note Increases and prepayments from time to time in accordance with Section 2.15 and Article X, respectively.

                  (b) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  (c) The terms of the Notes set forth in EXHIBIT A are part of the terms of this Indenture.

         SECTION 2.2. EXECUTION, AUTHENTICATION AND DELIVERY.

                  (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (c) The Trustee shall upon receipt of the Note Policy and Issuer Order for authentication and delivery, authenticate and deliver Notes for original issue in an aggregate principal amount up to, but not in excess of, the Facility Limit. Notes outstanding at any time may not exceed such amount except as provided in SECTION 2.6.

                  (d) Each Note shall be dated the date of its authentication.

                  (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3. [RESERVED](a) .

         SECTION 2.4. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) The Issuer shall cause to be kept a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 2.5, the Issuer shall provide for the registration of Notes, and the registration of transfers and exchanges of Notes. The Trustee shall be "NOTE REGISTRAR" for the purpose of registering the Notes and transfers of Notes as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                  (b) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee and the Insurer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  (c) Subject to SECTION 2.5 hereof, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in SECTION 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Trustee shall have the Issuer execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations and a like aggregate principal amount.

                  (d) At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, subject to
SECTION 2.5 hereof, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (f) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written instrument of transfer in the form attached to EXHIBIT A duly executed by, the Holder thereof or such Holder's attorney, duly authorized in writing, with such signature guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act and (ii) accompanied by such other documents as the Trustee may require.

                  (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to SECTION 9.6 not involving any transfer.

                  (h) The preceding provisions of this SECTION 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Notes.

         SECTION 2.5. RESTRICTIONS ON TRANSFER AND EXCHANGE.

                  (a) No transfer of a Note shall be made unless the transferor therefor has provided a certification substantially in the form of EXHIBIT B-2 that such transfer is (i) to the Issuer, or (ii) to any person the transferor reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act, or (iii) in compliance with Section 2.5(c) hereof, (A) to an institutional investor that is an

"accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in compliance with Section 2.5(d) hereof, or (B) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; PROVIDED, that (except with respect to the transfer of any Note or Note Increase made by the Initial Note Purchaser), in the case of CLAUSES (A) and (B) the Trustee or the Issuer may require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, shall be addressed to the Issuer and the Trustee and shall be secured at the expense of the Holder. Each prospective purchaser by its acquisition of any Note, acknowledges that each Note will contain a legend substantially to the effect set forth in SECTION 2.5(C) (unless the Issuer determines otherwise in accordance with applicable law).

                      Any transfer or exchange of a Note to a proposed transferee shall be conducted in accordance with the provisions of SECTION 2.4, and shall be contingent upon receipt by the Note Registrar of (A) such Note properly endorsed for assignment or transfer and (B) such certificates or signatures as may be required under the Note or this SECTION 2.5 , in each case, in form and substance satisfactory to the Note Registrar. The Note Registrar shall cause any such transfers and related cancellations or increases and related reductions, as applicable, to be properly recorded in its books in accordance with the requirements of SECTION 2.4.

                  (b) [Reserved]

                  (c) TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS OR QUALIFIED INSTITUTIONAL BUYERS.

                           (i) Any transfer to an institutional "ACCREDITED
                  INVESTOR" or to a Qualified Institutional Buyer, is expressly conditioned upon the requirement that such transferee shall deliver a Transferee's Certificate in the form of EXHIBIT B-1.

                  (d) LEGENDING OF NOTES. Unless the Issuer determines otherwise in accordance with applicable law, each Note shall carry the following legend:

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING ANY NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT AND THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE

         TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED, THAT THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER.

         SECTION 2.6. MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

                  (a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee and the Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by it to hold the Issuer, the Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and, provided that the requirements of Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer, the Trustee and the Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                  (b) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.7. PERSONS DEEMED OWNER.

                  Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee, the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name any Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Issuer, the Insurer, the Trustee nor any agent of the Issuer, the Insurer or the Trustee shall be affected by notice to the contrary.

         SECTION 2.8. PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

                  (a) The Notes shall accrue interest as provided in the forms of Note set forth in EXHIBIT A, and such interest shall be due and payable on each Payment Date and each Insured Payment Date, as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date or Insured Payment Date shall be paid to the Person in whose name such Note is registered on the related Record Date, either by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (i) such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date or Insured Payment Date and such Holder's Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Noteholder is the Initial Note Purchaser, the Seller, or an Affiliate thereof, or if not by check mailed to such Noteholder at the Address of such Noteholder appearing on the Note Register.

                  (b) The principal of each Note shall be due and payable in full on the Stated Maturity Date as provided in the forms of Note set forth in EXHIBIT A. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing in the manner and under the circumstances provided in SECTION 5.2. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                  (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the Note Interest Rate then in effect in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on the immediately following Payment Date, and if such amount is not paid on such following Payment Date, then on a subsequent special record date, which date shall be at least five Business Days prior to the Payment Date. The Issuer shall fix or cause to be fixed any such special record date and Payment Date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Trustee, the Trustee shall, if the Insurer has paid any amount in respect of the Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer.

         SECTION 2.9. CANCELLATION.

                  Subject to Section 2.8(c), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. Subject to Section 2.8(c), the Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.8(c), all canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

         SECTION 2.10. RELEASE OF COLLATERAL.

                  Subject to the terms of the other Basic Documents and Section 11.1, the Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. In addition, the Trustee shall release Ineligible Receivables from the lien created by this Indenture upon any dividend of such Ineligible Receivables pursuant to Section 5.13 of the Sale and Servicing Agreement, provided that the conditions in Section 10.4 are satisfied. The Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.10 only upon receipt of an Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of Section 11.1.

         SECTION 2.11. [RESERVED].

         SECTION 2.12. [RESERVED].

         SECTION 2.13. [RESERVED]

         SECTION 2.14. [RESERVED].

         SECTION 2.15. AMOUNT LIMITED; NOTE INCREASES.

                  The maximum aggregate principal amount of Notes which may be authenticated and delivered and Outstanding at any time under this Indenture is limited to the Facility Limit.

                  On each Business Day during the Revolving Period that is a Transfer Date under the Sale and Servicing Agreement, and upon the satisfaction of all conditions precedent to (a) the funding of a Note Increase and (b) the purchase of Receivables, in each case as set forth in SECTION 2.1(b) of the Sale and Servicing Agreement, the Issuer shall be entitled to borrow additional funds pursuant to a Note Increase on such Transfer Date in an aggregate principal amount equal to the lesser of (i) the excess of (x) the Facility Limit over (y) the outstanding principal amount of the Notes as of the close of business on the day immediately preceding such Transfer Date and (ii) the product of (x) the Aggregate Principal Balance of Receivables sold to the Purchaser pursuant to the Sale and Servicing Agreement and related Assignment on each Transfer Date relating to such Note Increase and (y) the Required Collateral Ratio. Each request by the Issuer for a Note Increase shall be deemed to be a certification by the Issuer as to the satisfaction of the conditions specified in the previous sentence.

                  The aggregate outstanding principal amount of the Notes may be increased through the funding of Note Increases. The Note Increase and corresponding Note Increase Amount shall be recorded on the grid maintained by the Trustee or in an electronic file substantially in the same form as such grid. The grid (or such electronic file) shall show all Note Increase Amounts, prepayments and additional Note issuances. The Trustee shall be responsible for maintaining the grid with respect to each Note. Absent manifest error, all such grid entries (whether manual or in electronic form) shall be dispositive with respect to the determination of the outstanding principal amount of each Note. On each Note Increase Date the Trustee shall promptly upon the funding of the related Note Increase (including without limitation the Initial Note Increase), provide to each Noteholder a copy of the revised grid reflecting such Note Increase. The Notes (i) may be funded by Note Increases on any Transfer Date in an amount of $1,000,000 and any higher amount (subject to the Facility Limit) and (ii) subject to subsequent Note Increases pursuant to this Section 2.15, are subject to prepayment, as provided in Article X herein.

                                   ARTICLE III

                                    COVENANTS
                                    ---------

         SECTION 3.1. PAYMENT OF PRINCIPAL AND INTEREST.

                  The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed on each Payment Date or each Insured Payment Date, if applicable, all amounts deposited in the Note Distribution Account pursuant to the Sale and Servicing Agreement to the Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2. MAINTENANCE OF OFFICE OR AGENCY.

                  The Issuer will maintain in Phoenix, Arizona, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3. MONEY FOR PAYMENTS TO BE HELD IN TRUST.

                  (a) On or before each Payment Date or each Insured Payment Date, if applicable, the Issuer shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the

Note Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

                  (b) The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee and the Insurer an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

                  (d) Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request with the consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the

Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer with the Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt of a written request from the Insurer to such effect, and provided, further, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4. EXISTENCE.

                  Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a limited liability Company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5. PROTECTION OF TRUST ESTATE.

                  The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Estate and the rights of the Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

         SECTION 3.6. OPINIONS AS TO TRUST ESTATE.

                  (a) On the Closing Date, the Issuer shall furnish to the Trustee, the Initial Note Purchaser and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the first day of the Amortization Period, the Issuer shall furnish to the Trustee, the Initial Note Purchaser (for so long as the Initial Note Purchaser is a Noteholder) and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the lien and security interest of this Indenture.

         SECTION 3.7. PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

                  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons acceptable to the Controlling Party to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Backup Servicer to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Trustee or the Controlling Party.

                  (d) If a responsible officer of the Issuer shall have written notice or actual knowledge of the occurrence of a Servicer Termination Event or Amortization Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Insurer and the Rating Agencies thereof in accordance with SECTION 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Amortization Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents (x) without the prior consent of the Controlling Party.

         SECTION 3.8. NEGATIVE COVENANTS.

         So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) perfected security interest in the Trust Estate or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party.

         SECTION 3.9. ANNUAL STATEMENT AS TO COMPLIANCE.

                  The Issuer will deliver to the Trustee, the Initial Note Purchaser (for so long as the Initial Note Purchaser is a Noteholder) and the Insurer, on or before July 31 of each year, beginning July 31, 2004 an Officer's Certificate, dated as of March 31 of such year, stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during the preceding year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10. ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Delaware limited liability company and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and the Insurer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default, Event of Default, or Amortization Event shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee the Initial Note Purchaser (for so long as the Initial Note Purchaser is a Noteholder) and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Insurer or any Noteholder;

                  (v) any action as is necessary to maintain the lien and first priority, perfected security interest created by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Trustee and the Initial Note Purchaser (for so long as the Initial Note Purchaser is a Noteholder) and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this SECTION 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (vii) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Insurer written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

                  (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a Delaware limited liability company,
         (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, and the Insurer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the other Basic Documents on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

                  (ii) immediately after giving effect to such transaction, no Default, Event of Default or Amortization Event shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee, the Initial Note Purchaser (for so long as the Initial Note Purchaser is a Noteholder) and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Insurer or any Noteholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Trustee, the Initial Note Purchaser (for so long as the Initial Note Purchaser is a Noteholder) and the Insurer an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this SECTION 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (vii) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Insurer written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

         SECTION 3.11. SUCCESSOR OR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to SECTION 3.10(B), CPS Funding LLC will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that CPS Funding LLC is to be so released.

No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto. After the Revolving Period, the Issuer shall not purchase any additional Receivables.

         SECTION 3.12. NO BORROWING.

                  The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for
(i) the Notes (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the Liquidity Amount and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.13. SERVICER'S OBLIGATIONS.

                  The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.11 of the Sale and Servicing Agreement.

         SECTION 3.14. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.

                  Except as contemplated by the Sale and Servicing Agreement, this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.15. CAPITAL EXPENDITURES.

                  The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.16. COMPLIANCE WITH LAWS.

                  The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

         SECTION 3.17. RESTRICTED PAYMENTS.

                  The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to CPSRC, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to CPSRC, the Trustee and any owner of a beneficial interest in the Issuer as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account and the other Pledged Accounts except in accordance with this Indenture and the Basic Documents.

         SECTION 3.18. NOTICE OF EVENTS OF DEFAULT AND AMORTIZATION EVENTS.

                  Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give the Trustee, the Insurer, the Initial Note Purchaser and the Rating Agencies prompt written notice of each Event of Default hereunder and each Amortization Event or other Default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

         SECTION 3.19. FURTHER INSTRUMENTS AND ACTS.

                  Upon request of the Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.20. AMENDMENTS OF SALE AND SERVICING AGREEMENT.

                  The Issuer shall not agree to any amendment to Section 13.1 of the Sale and Servicing Agreement to eliminate the requirements thereunder that the Trustee, the Insurer or the Holders of the Notes consent to amendments thereto as provided therein.

         SECTION 3.21. INCOME TAX CHARACTERIZATION.

                  For purposes of federal income tax, state and local income tax, franchise tax and any other income taxes, the Issuer and the Noteholders will treat the Notes as indebtedness and hereby instructs the Trustee to treat the Notes as indebtedness for federal and state income tax reporting purposes.

         SECTION 3.22. SEPARATE EXISTENCE OF THE ISSUER.

                  During the term of the Indenture, the Issuer shall observe the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, as set out in Section 9(j) of the Amended and Restated Limited Liability Company Agreement of the Issuer dated January 9, 2003.

         SECTION 3.23. AMENDMENT OF ISSUER'S ORGANIZATIONAL DOCUMENTS.

                  The Issuer shall not amend its organizational documents except in accordance with the provisions thereof.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1. SATISFACTION AND DISCHARGE OF INDENTURE.

                  This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) SECTIONS 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and
3.22, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under SECTION 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (a) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in SECTION 2.6 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in SECTION 3.3) have been delivered to the Trustee for cancellation and the Note Policy has expired and been returned to the Insurer for cancellation;

                  (b) the Issuer has paid or caused to be paid all Insurer Secured Obligations and all Trustee Secured Obligations; and

                  (c) the Issuer has delivered to the Trustee and the Insurer an Officer's Certificate meeting the applicable requirements of SECTION 11.1(a) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2. APPLICATION OF TRUST MONEY.

                  All moneys deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or in the other Basic Documents or required by law.

         SECTION 4.3. REPAYMENT OF MONEYS HELD BY NOTE PAYING AGENT.

                  In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    REMEDIES
                                    --------

         SECTION 5.1. EVENTS OF DEFAULT

                  (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable and such default shall continue for a period of 2 Business Days (solely for purposes of this clause, (x) so long as no Insurer Default has occurred and is continuing, payment due on a Payment Date shall not be considered "due" until the immediately following Insured Payment Date and (y) a payment on the Notes funded by the Insurer or the Collateral Agent pursuant to the Spread Account Supplement shall be deemed to be a payment made by the Issuer); or

                  (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable and such default shall continue for a period of 2 Business Days (solely for purposes of this clause, (x) so long as no Insurer Default has occurred and is continuing, a payment due on a Payment Date shall not be considered "due" until the immediately following Insured Payment Date and (y) a payment on the Notes funded by the Insurer or the Collateral Agent pursuant to the Spread Account Supplement, shall be deemed to be a payment made by the Issuer); or

                  (iii) so long as an Insurer Default shall not have occurred and be continuing, an Insurance Agreement Indenture Cross Default shall have occurred; provided, however, that the occurrence of an Insurance Agreement Indenture Cross Default may not form the basis of an Event of Default unless the Insurer shall, upon prior written notice to the Rating Agencies, have delivered to the Issuer and the Trustee and not rescinded a written notice specifying that such Insurance Agreement Indenture Cross Default constitutes an Event of Default under the Indenture; or

                  (iv) so long as an Insurer Default shall have occurred and be continuing, default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer on behalf of the Issuer delivers an Officer's Certificate to the Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

                  (v) so long as an Insurer Default shall have occurred and be continuing, the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, which decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (vi) so long as an Insurer Default shall have occurred and be continuing, the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

                  (b) The Issuer shall deliver to the Trustee and the Insurer, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under CLAUSE (III), its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2. RIGHTS UPON EVENT OF DEFAULT.

                  (a) If an Insurer Default shall not have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in Section 5.4. In the event of any acceleration of any Notes by operation of this Section 5.2, the Trustee shall continue to be entitled to make claims under the Note Policy pursuant to the Sale and Servicing Agreement for Scheduled Payments on the Notes. Payments under the Note Policy following acceleration of any Notes shall be applied by the Trustee:

                  FIRST: on any Insured Payment Date, to Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest; and

                  SECOND: on the Final Scheduled Payment Date, for amounts due and unpaid on the Notes, to the Noteholders, the Noteholders' Principal Distributable Amount together with any Noteholders' Principal Carryover Shortfall, to pay principal of the Notes until the outstanding principal amount of the Notes has been reduced to zero.

                  (b) In the event any Notes are accelerated due to an Event of Default, the Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, shall elect.

                  (c) If an Insurer Default shall have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Trustee in its discretion may, or if so requested in writing by Holders holding Notes representing not less than a majority of the Outstanding Amount of the Notes, the Trustee shall, declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon.

                  (d) If an Insurer Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                  (ii) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (iii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                  (iv) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                  (a) The Issuer covenants that if (i) default is made in the payment of any interest on, or principal of, any Note when the same becomes due and payable, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

                  (b) Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party for so long as such Issuer Secured Party is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under SECTION 5.4) and under the other Basic Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the other Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

                  (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion subject to the consent of the Controlling Party and shall, at the direction of the Controlling Party (except as provided in SECTION 5.3(D) below), proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee or the Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                  (d) [RESERVED].

                  (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

                  (f) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  (g) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (h) All rights of action and of asserting claims under this Indenture, the Master Spread Account Agreement or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (i) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or the Master Spread Account Agreement), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

         SECTION 5.4. REMEDIES.

                  If an Event of Default shall have occurred and be continuing, the Controlling Party may do one or more of the following (subject to Section 5.5):

                  (i) institute or direct the Trustee to institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute or direct the Trustee to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise or direct the Trustee to exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Holders of the Notes; and

                  (iv) sell or direct the Trustee to sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the Collateral in connection with a securitization thereof) called and conducted in any manner permitted by law; provided, however, that if the Trustee is the Controlling Party, the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless

                           (A) such Event of Default is of the type described in
                  Section 5.1(i) or (ii), or

                           (B) either

                                    (x) the Holders of a Note Majority consent
                           thereto, or

                                    (y) the proceeds of such sale or liquidation
                           distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest.

Solely with respect to clause (y), in determining such sufficiency or insufficiency the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.5. OPTIONAL PRESERVATION OF THE RECEIVABLES.

                  If the Trustee is the Controlling Party and if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.6. PRIORITIES.

                  (a) Following (1) the acceleration of the Notes pursuant to
SECTION 5.2 or (2) if an Insurer Default shall have occurred and be continuing, the occurrence of an Event of Default pursuant to SECTION 5.1(i), 5.1(ii), 5.1(iv), 5.1(v) or 5.1(VI) of this Indenture, the Total Distribution Amount, together with any other amounts on deposit in the Collection Account and the Principal Funding Account, including any money or property collected pursuant to
SECTION 5.4 of this Indenture shall be applied by the Trustee on the related Payment Date in the order of priority specified in Section 5.7 of the Sale and Servicing Agreement.

                  (b) The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date the Issuer shall mail to each Noteholder and the Trustee a notice that states such record date, the payment date and the amount to be paid.

         SECTION 5.7. LIMITATION OF SUITS.

                  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

                  (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.8. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

                  Notwithstanding any other provisions of this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of prepayment, on or after the Prepayment Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.9. RESTORATION OF RIGHTS AND REMEDIES.

                  If the Controlling Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

         SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE.

                  No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. DELAY OR OMISSION NOT A WAIVER.

                  No delay or omission of the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

         SECTION 5.12. CONTROL BY NOTEHOLDERS.

                  If the Trustee is the Controlling Party, the Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of SECTION 5.4, any direction to the Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than a Note Majority;

                  (iii) if the conditions set forth in SECTION 5.5 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by Holders of Notes representing less than a Note Majority to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

PROVIDED, HOWEVER, that, subject to SECTION 6.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.13. WAIVER OF PAST DEFAULTS.

                  If an Insurer Default shall have occurred and be continuing, prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14. UNDERTAKING FOR COSTS.

                  All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of prepayment, on or after the Prepayment Date).

         SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS.

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power and any right of the Issuer to take such action shall be suspended.

         SECTION 5.16. SUBROGATION.

                  The Trustee shall receive as attorney-in-fact of each Noteholder any Note Policy Claim Amount from the Insurer. Any and all Note Policy Claim Amounts disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Issuer with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive all Scheduled Payments in respect of the Notes.

         SECTION 5.17. PREFERENCE CLAIMS.

                  (a) In the event that the Trustee has received a certified copy of a final, non-appealable order of the appropriate court that any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Notes, if any, which have been made by the Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Note Policy) and not to the Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Trustee for distribution to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

                  (b) The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "PREFERENCE CLAIM") of any payment made with respect to the Notes. Each Holder, by its purchase of Notes, and the Trustee hereby agree that so long as (i) an Insurer Default shall not have occurred and be continuing, (ii) any amounts due to the Insurer under the Insurance Agreement or the other Basic Documents remain unpaid or (iii) the Note Policy has not expired in accordance with its terms, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (1) the direction of any appeal of any order relating to any Preference Claim and (2) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 5.16, the Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                   ARTICLE VI

                                   THE TRUSTEE
                                   -----------

         SECTION 6.1. DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the other Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of
                  paragraph (b) of this Section;

                           (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to SECTION 5.12.

                  (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

                  (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                  (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (h) The Trustee shall permit any representative of the Insurer or the Initial Note Purchaser, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes.

                  (i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

                  (j) The Trustee shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.

                  (k) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

                  (l) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Indenture or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, other than the Trustee's attorneys, accountants and agents unless such disclosure is required by this Indenture or any applicable law or regulation.

         SECTION 6.2. RIGHTS OF TRUSTEE.

                  Subject to Sections 6.1 and this Section 6.2, the Trustee shall be protected and shall incur no liability to the Issuer or any Issuer Secured Party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and, except to the extent the Trustee has actual knowledge to the contrary or as required pursuant to Section 6.1 the Trustee shall not be required to make any independent investigation with respect thereto.

                  (a) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate. Subject to Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate.

                  (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of Consumer Portfolio Services, Inc., or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (d) The Trustee may consult with counsel, and the advice of such counsel or any Opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel or Opinion of counsel.

                  (e) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes or the Controlling Party, pursuant to the provisions of this Indenture, unless such Holders of Notes or the Controlling Party shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED, HOWEVER, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in accordance with
SECTION 6.1.

                  (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer (so long as no Insurer Default shall have occurred and be continuing) or (if an Insurer Default shall have occurred and be continuing) by the Holders of Notes evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

         SECTION 6.3. INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with SECTION 6.11.

         SECTION 6.4. TRUSTEE'S DISCLAIMER.

The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         SECTION 6.5. NOTICE OF DEFAULTS.

                  If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 30 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note, if any), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.6. REPORTS BY TRUSTEE TO HOLDERS.

                  The Trustee shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

         SECTION 6.7. COMPENSATION AND INDEMNITY.

                  (a) The Issuer shall pay to the Trustee from time to time compensation for its services pursuant to Section 5.7 of the Sale and Servicing Agreement or as otherwise agreed pursuant to the Fee Schedule or other writing in accordance with the Sale and Servicing Agreement. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant to Section 5.7 of the Sale and Servicing Agreement, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, negligence or bad faith on its part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and Servicing Agreement. The Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

                  (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in SECTION 5.1(A)(V) or (VI) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the other Basic Documents, the recourse of the Trustee hereunder and under the other Basic Documents shall be to the Trust Estate only and specifically shall not be recourse to the other assets of the Issuer or the assets of any Noteholder. In addition, the Trustee agrees that its recourse to the Issuer, the Trust Estate, the Seller and amounts held pursuant to the Master Spread Account Agreement shall be limited to the right to receive the distributions referred to in
Section 5.7 of the Sale and Servicing Agreement.

         SECTION 6.8. REPLACEMENT OF TRUSTEE.

                  The Trustee may resign at any time by providing 60 days' prior written notice to the Issuer, the Noteholders, the Insurer and the Rating Agencies; provided however that no such resignation shall be effective unless and until a successor Trustee has been appointed and has accepted such appointment in accordance with this Section 6.8. The Issuer may, with the consent of the Controlling Party, and at the request of the Controlling Party, shall remove the Trustee if:

                           (i) the Trustee fails to comply with SECTION 6.11;

                           (ii) a court having jurisdiction in the premises in
                  respect of the Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;

                           (iii) an involuntary case under the federal
                  bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

                           (iv) the Trustee commences a voluntary case under any
                  federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a received, liquidator, assignee, custodian, trustee, conservator or sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherances of any of the foregoing; or

                           (v) the Trustee otherwise becomes incapable of
                  acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Insurer (so long as an Insurer Default shall not have occurred and be continuing). If the Issuer fails to appoint such a successor Trustee, the Controlling Party may appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Controlling Party and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture, subject to satisfaction of the Rating Agency Condition. The successor Trustee shall mail a notice of its succession to each Noteholder. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of a majority in outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to SECTION 6.8.

                  Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under SECTION 6.7 shall continue for the benefit of the retiring Trustee.

         SECTION 6.9. SUCCESSOR TRUSTEE BY MERGER.

                  (a) If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Rating Agencies prior written notice of any such transaction.

                  (b) In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

         SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee with the consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations
                  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (ii) no trustee hereunder shall be personally liable
                  by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                           (iii) the Trustee may at any time accept the
                  resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this ARTICLE VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11. ELIGIBILITY: DISQUALIFICATION.

                  The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or state authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. The Trustee shall provide copies of such reports to the Insurer upon request.

         SECTION 6.12. [RESERVED].

         SECTION 6.13. APPOINTMENT AND POWERS.

                  Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints Bank One Trust Company, N.A. as the Trustee, custodian, agent and bailee with respect to the Collateral, and Bank One Trust Company, N.A. hereby accepts such appointment and agrees to act as Trustee, custodian, agent and bailee with respect to the Collateral for the Issuer Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

         SECTION 6.14. PERFORMANCE OF DUTIES.

                  The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party and as provided in Section 5.12. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

SECTION 6.15. LIMITATION ON LIABILITY.

                  Neither the Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct. Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer or the Issuer Secured Parties for any action taken or omitted by the Trustee in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trustee, and, further, shall incur no liability to the Issuer Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the Issuer Secured Parties. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

         SECTION 6.16. [RESERVED].

         SECTION 6.17. SUCCESSOR TRUSTEE.

                  (a) MERGER. Any Person into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trustee is a party, shall (provided it is otherwise qualified to serve as the Trustee hereunder) be and become a successor Trustee hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, descriptions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Issuer Secured Parties in the Collateral; provided that any such successor shall also be the successor Trustee under SECTION 6.9.

                  (b) REMOVAL. The Trustee may be removed by the Insurer (or, if an Insurer Default has occurred and is continuing, by a Note Majority) at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trustee, the other Issuer Secured Party and the Issuer. A temporary successor may be removed at any time to allow a successor Trustee to be appointed pursuant to SUBSECTION (c) below. Any removal pursuant to the provisions of this subsection (b) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trustee and the acceptance in writing by such successor Trustee of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Insurer (or, if an Insurer Default has occurred and is continuing, all the Holders of the Notes) of an Opinion of Counsel to the effect described in SECTION 3.6.

                  (c) ACCEPTANCE BY SUCCESSOR. The Insurer (or, if an Insurer Default has occurred and is continuing, a Note Majority) shall have the sole right to appoint each successor Trustee. Every temporary or permanent successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, each Issuer Secured Party and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trustee, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Issuer Secured Party or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or an Issuer Secured Party is reasonably required by a successor Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trustee, any and all such written instruments shall at the request of the temporary or permanent successor Trustee, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trustee or to protect or continue the perfection of the security interests granted hereunder.

         SECTION 6.18. [RESERVED].

         SECTION 6.19. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE.

                  The Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

                  (a) DUE ORGANIZATION. The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

                  (b) CORPORATE POWER. The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

                  (c) DUE AUTHORIZATION. The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

                  (d) VALID AND BINDING INDENTURE. The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.20. WAIVER OF SETOFFS.

                  The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Pledged Account and agrees that amounts in the Pledged Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

         SECTION 6.21. CONTROL BY THE CONTROLLING PARTY.

                  The Trustee shall comply with notices and instructions given by the Issuer pursuant to the Basic Documents only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS
                         ------------------------------

         SECTION 7.1. ISSUER TO FURNISH TO TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS.

                  The Issuer will furnish or cause to be furnished to the Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer in writing on an annual basis on each March 31 and at such other times as the Insurer may request a copy of the list.

         SECTION 7.2. PRESERVATION OF INFORMATION; COMMUNICATIONS TO
         NOTEHOLDERS.

                  The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such
Section 7.1 upon receipt of a new list so furnished.

                                  ARTICLE VIII

                COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE
                ------------------------------------------------

         SECTION 8.1. COLLECTION OF MONEY.

                  Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         SECTION 8.2. RELEASE OF TRUST ESTATE.

                  (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien created by this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Trustee shall, at such time as there are no Notes outstanding and all sums due the Insurer under any of the Basic Documents and all sums due the Trustee pursuant to SECTION 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien created by this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Pledged Accounts. The Trustee shall release property from the lien created by this Indenture pursuant to this
SECTION 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate.

                  (c) OPINION OF COUNSEL. The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to
SECTION 8.2(A), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely affect the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1. SUPPLEMENTAL INDENTURES WITH THE CONSENT OF THE INSURER.

                  (a) Without the consent of the Holders of any Notes but with the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (i) to correct or amplify the description of any
                  property at any time subject to the lien created by this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject additional property to the lien created by this Indenture;

                           (ii) to evidence the succession, in compliance with
                  the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii) to add to the covenants of the Issuer, for the
                  benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge
                  any property to or with the Trustee;

                           (v) to cure any ambiguity, to correct or supplement
                  any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; PROVIDED that such action shall not materially and adversely affect the interests of the Noteholders or the Insurer as evidenced by satisfaction of the Rating Agency Condition; or

                           (vi) to evidence and provide for the acceptance of
                  the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

                  The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the consent of the Insurer, if no Insurer Default has occurred and is continuing, and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

                  (a) The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior written notice to the Rating Agencies, with the consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and if the Insurer is no longer the Controlling Party, with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, enter into an indenture or indentures supplemental hereto for any purpose; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                           (i) change the date of payment of any installment of
                  principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Prepayment Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable; PROVIDED, HOWEVER, that any change necessitated by the assumption by the Backup Servicer or Standby Servicer or other successor Servicer to the duties of CPS, as Servicer, which results in the Payment Date becoming the same date as the Insured Payment Date shall not be considered an event which requires the consent of the Trustee, the Insurer or any Noteholder;

                           (ii) impair the right to institute suit for the
                  enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
                  Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Prepayment Date);

                           (iii) reduce the percentage of the Outstanding Amount
                  of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                           (iv) modify or alter the provisions of the proviso to
                  the definition of the term "Outstanding";

                           (v) reduce the percentage of the Outstanding Amount
                  of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to
                  Section 5.4;

                           (vi) modify any provision of this Section except to
                  increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note;

                           (vii) modify any of the provisions of this Indenture
                  in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date or any Insured Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                           (viii) permit the creation of any lien ranking prior
                  to or on a parity with the lien created by this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture.

                  (b) The Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

                  (c) It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  (d) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Insurer and the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to SECTIONS 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURE.

                  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. [RESERVED].

         SECTION 9.6. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Issuer shall, bear a notation in form approved by the Issuer as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               PREPAYMENT OF NOTES
                               -------------------

         SECTION 10.1. PREPAYMENT OF NOTES.

                  Subject to the provisions of Section 2.15 following any prepayment in accordance herewith, the Notes shall be prepayable in whole, but not in part, on any Business Day (each such day, a "Prepayment Date") at a price (the "Prepayment Price") equal to the sum of (a) the outstanding principal amount of the Notes as of the Accounting Date related to such Prepayment Date and (b) all interest accrued on the Notes and unpaid as of such Prepayment Date in accordance with the terms hereof. In addition, subject to the provisions of
Section 2.15, the Notes may be prepaid in whole upon the direction of the Majority Noteholders without the consent of the Controlling Party, or in part upon the discretion of the Majority Noteholders with the consent of the Controlling Party, in each case in accordance with Section 10.4 herein. To the extent there is more than one Note Outstanding, principal prepayments with respect thereto shall be applied pro rata among all such Notes, without priority or preference of any kind.

         SECTION 10.2. NOTICE OF PREPAYMENT.

                  Notice of the prepayment of the Notes shall be given (a) at any time prior to the occurrence of an Amortization Event, at the direction of the Majority Noteholders in accordance with Section 10.4, and (b) after the occurrence of an Amortization Event, upon the direction of the Controlling Party, in each case by the Trustee by facsimile transmission, courier or first class mail, postage prepaid, mailed, faxed or couriered not less than 30 days prior to the related Prepayment Date, to each Holder of Notes, at such Holder's address appearing in the Note Register, to the Initial Note Purchaser and to the Insurer.

                  All notices of prepayment shall state:

                  (a) the Prepayment Date;

                  (b) the aggregate outstanding principal balance of the Notes to be prepaid; and

                  (c) the Prepayment Price.

                  Failure to give notice of prepayment, or any defect therein, to any Holder of any Note shall not impair or affect the validity of such prepayment.

         SECTION 10.3. DEPOSIT OF PREPAYMENT PRICE; RELEASE OF LIEN OF
         INDENTURE.

                  (a) On or prior to any Prepayment Date, as a condition to the release of the lien created by this Indenture with respect to the Collateral related to the prepayment to occur on such Prepayment Date, an amount equal to the sum of (a) the Prepayment Price and (b) all amounts due and owing (as of the next succeeding Payment Date) pursuant to Section 5.7(a)(i)-(vi) and (ix) of the

Sale and Servicing Agreement shall be on deposit in the Collection Account, the Principal Funding Account and/or the Note Distribution Account for payment in accordance with Section 5.7(a) of the Sale and Servicing Agreement on such Prepayment Date.

         SECTION 10.4. PREPAYMENT UPON SECURITIZATION OF RECEIVABLES.

                  Subject to Section 10.2, the Majority Noteholders may direct the Issuer to sell all or portions of the Receivables into a term securitization transaction approved by the Majority Noteholders (a "Take-Out Securitization")
(a) the proceeds of which are sufficient to pay (i) all amounts due in connection with a full or partial prepayment of the Notes in accordance with this ARTICLE X and (ii) all amounts then due and owing the Insurer and (b) in which equity and any residual interest therein is retained by the Issuer or an Affiliate thereof. Upon such direction, the Majority Noteholders shall direct the Trustee to deliver a notice of prepayment of the Notes in accordance with
Section 10.2 and the Notes shall be repaid in accordance with this ARTICLE X. In the event that the requirements for a Take-Out Securitization set forth above are not satisfied, the sale of receivables and Take-Out Securitization shall not be consummated and the Notes shall remain outstanding and payable in accordance with their terms. No Noteholder shall have any claim against the Issuer or the Insurer resulting solely from the Issuer's failure to consummate such Take-Out Securitization, unless such failure results from the Issuer's or any Affiliate's
(i) refusal to consummate a Take-Out Securitization that would, absent such refusal, result in the Notes being paid in full or (ii) negligence, bad faith or willful misconduct.

         SECTION 10.5. NOTES PREPAYABLE ON ANY DATE.

                  Notice of prepayment having been given as aforesaid, the Notes so to be prepaid shall, on the date on which such prepayment shall occur, become due and payable at the Prepayment Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Prepayment Price and subject to the provisions of Section 2.15) such Notes shall cease to bear interest.

If any Note called for prepayment shall not be so paid upon presentment thereof for prepayment in whole, the principal shall, until paid, bear interest from the date on which such prepayment in whole shall occur at the Note Interest Rate.

                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

         SECTION 11.1. COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

                  (a) Except as set forth herein, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture (other than any request hereunder by the Issuer for a Note Increase), the Issuer shall furnish to the Trustee and to the Insurer (i) an

Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such
                  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such
                  signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of
                  each such signatory such condition or covenant has been complied with.

                  (b) Other than with respect to Dollars prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in SECTION 11.1(a) or elsewhere in this Indenture, furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (c) Whenever the Issuer is required to furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in CLAUSE (b) above, the Issuer shall also deliver to the Trustee and the Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to CLAUSE (b) above and this CLAUSE (c) is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% percent of the Outstanding Amount of the Notes.

                  (d) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables, whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (e) Whenever the Issuer is required to furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in CLAUSE (d) above, the Issuer shall also furnish to the Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Liquidated Receivables, or securities released from the lien created by this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by CLAUSE (d) above and this CLAUSE (e), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1 percent of the then Outstanding Amount of the Notes.

                  (f) Notwithstanding SECTION 2.10 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

         SECTION 11.2. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or

Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  (d) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3. ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4. NOTICES, ETC., TO TRUSTEE, ISSUER AND RATING AGENCIES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                           (i) the Trustee by any Noteholder or by the Issuer
                  shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office;

                           (ii) the Issuer by the Trustee or by any Noteholder
                  shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt to the Issuer addressed to: CPS Funding LLC, in care of the Chief Financial Officer or at such other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee; or

                           (iii) the Insurer by the Issuer or the Trustee shall
                  be sufficient for any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

                  To the Insurer:

                           Financial Security Assurance Inc.
                           350 Park Avenue
                           New York, NY 10022
                           Attention: Surveillance Department
                           Telex No.:     (212) 688-3101
                           Confirmation:  (212) 826-0100
                           Telecopy Nos.: (212) 339-3518 or
                           (212) 339-3529

(In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head--Financial Guaranty Group "URGENT MATERIAL ENCLOSED.")

                           (iv) the Initial Purchaser shall be sufficient for
                  any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

                  To the Initial Purchaser:

                           Greenwich Capital Markets, Inc.
                           600 Steamboat Road
                           Greenwich, Connecticut 06830
                           Telex No.:       (203) 618-2153
                           Confirmation No.:(203) 625-2757
                           Telecopy No.:    (203) 618-2154

                  (b) Notices required to be given to the Rating Agencies by the Issuer or the Trustee shall be in writing, personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York New York 10004 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group, a Division of The McGraw Hill Companies, 55 Water Street, New York, New York 10041, Attention:
Asset-Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.5. NOTICES TO NOTEHOLDERS; WAIVER.

                  (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6. ALTERNATE PAYMENT AND NOTICE PROVISIONS.

                  Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7. [RESERVED].

         SECTION 11.8. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9. SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.10. SEVERABILITY.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11. BENEFITS OF INDENTURE.

                  The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default shall have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Trustee.

         SECTION 11.12. LEGAL HOLIDAYS.

                  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13. GOVERNING LAW.

                  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14. COUNTERPARTS.

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15. RECORDING OF INDENTURE.

                  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture or to the Collateral Agent under the Master Spread Account Agreement.

         SECTION 11.16. ISSUER OBLIGATION.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, or the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer or the Trustee or of any successor or assign of the Seller, the Servicer, or the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.17. NO PETITION.

                  The Trustee, by entering into this Indenture, and each Noteholder, by purchasing a Note, hereby covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         SECTION 11.18. INSPECTION.

                  The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, the Initial Note Purchaser or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                            CPS FUNDING LLC



                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                            BANK ONE TRUST COMPANY N.A.



                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title: